UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 20, 2010
Applied Signal Technology, Inc.
(Exact name of registrant as specified in its charter)

California	000-21236	77-0015491

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 West California Avenue
Sunnyvale, California	94086

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 408-749-1888
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     Applied Signal Technology, Inc., a California corporation (the “Company” or “Applied Signal”), entered into an Agreement and Plan of Merger dated as of December 18, 2010 (the “Merger Agreement”) with Raytheon Company, a Delaware corporation (“Parent”), and RN Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Parent has agreed to cause Merger Sub to commence a tender offer (the “Offer”) to purchase all of the outstanding shares of Common Stock, without par value, of the Company (the “Shares”), for $38.00 per Share (the “Offer Price”), net to the seller in cash, without interest thereon and subject to applicable withholding taxes. As soon as practicable after the consummation of the Offer, Merger Sub will merge with and into the Company (the “Merger”) and the Company will become a wholly owned subsidiary of Parent. The Merger Agreement also provides that a single-step merger of Merger Sub with and into the Company may be consummated regardless of whether the Offer is completed, but if the Offer is not completed, the merger will only be able to be consummated after the shareholders of the Company have adopted the Merger Agreement at a meeting of shareholders. In the Merger, each outstanding share of the Company, other than shares owned by Parent or Merger Sub or by the Company’s shareholders who have validly exercised their appraisal rights under California law, will be converted into the right to receive cash in an amount equal to the Offer Price. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     On December 20, 2010, the Company sent an e-mail to the employees of the Company, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Company also distributed
     On December 20, 2010, a slide presentation was distributed to the employees of the Company, a copy of which is furnished with this report as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description
99.1	Press Release dated December 20, 2010
99.2	E-mail communication transmitted to Applied Signal employees on December 20, 2010
99.3
Presentation distributed to employees of Applied Signal Technology, Inc., on December 20, 2010 (incorporated by reference to Exhibit 99.2 to the Schedule TO-C filed by Raytheon Company with the Securities and Exchange Commission on December 20, 2010)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Signal Technology, Inc.
December 20, 2010	By:	/s/ William Van Vleet III
		Name:	William Van Vleet III
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated December 20, 2010
99.2	E-mail communication transmitted to Applied Signal employees on December 20, 2010
99.3
Presentation distributed to employees of Applied Signal Technology, Inc., on December 20, 2010 (incorporated by reference to Exhibit 99.2 to the Schedule TO-C filed by Raytheon Company with the Securities and Exchange Commission on December 20, 2010)